                                                                    Exhibit 99.9

                     MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                  SERIES 1996-C
                         CC MASTER CREDIT CARD TRUST II
               (Formerly Chevy Chase Master Credit Card Trust II)

     RECEIVABLES
     -----------

     Beginning of the Month Principal Receivables:             $2,756,407,831.91
     Beginning of the Month Finance Charge Receivables:          $148,987,926.09
     Beginning of the Month Discounted Receivables:                        $0.00
     Beginning of the Month Total Receivables:                 $2,905,395,758.00

     Removed Principal Receivables:                                        $0.00
     Removed Finance Charge Receivables:                                   $0.00
     Removed Total Receivables:                                            $0.00

     Additional Principal Receivables:                                     $0.00
     Additional Finance Charge Receivables:                                $0.00
     Additional Total Receivables:                                         $0.00

     Discounted Receivables Generated this Period:                         $0.00

     End of the Month Principal Receivables:                   $2,770,988,318.32
     End of the Month Finance Charge Receivables:                $148,890,576.71
     End of the Month Discounted Receivables:                              $0.00
     End of the Month Total Receivables:                       $2,919,878,895.03

     Special Funding Account Balance                                       $0.00
     Aggregate Invested Amount (all Master Trust II Series)    $1,892,750,000.00
     End of the Month Transferor Amount                          $878,238,318.32
     End of the Month Transferor Percentage                               31.69%

     DELINQUENCIES AND LOSSES
     ------------------------

     End of the Month Delinquencies:

          30-59 Days Delinquent                                   $72,414,343.09
          60-89 Days Delinquent                                   $52,408,176.18
          90+ Days Delinquent                                     $93,208,495.39

          Total 30+ Days Delinquent                              $218,031,014.66
          Delinquent Percentage                                            7.47%

     Defaulted Accounts During the Month                          $19,296,502.32
     Annualized Default Percentage                                         8.40%

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Dec-2001                           1996-C                                 Page 2


        Principal Collections                                    $321,797,181.62
        Principal Payment Rate                                            11.67%

        Total Payment Rate                                                12.57%

        INVESTED AMOUNTS
        ----------------

             Class A Initial Invested Amount                     $184,500,000.00
             Class B Initial Invested Amount                      $19,125,000.00
             Class C Initial Invested Amount                      $21,375,000.00
                                                                 ---------------
        INITIAL INVESTED AMOUNT                                  $225,000,000.00

             Class A Invested Amount                             $246,000,000.00
             Class B Invested Amount                              $25,500,000.00
             Class C Invested Amount                              $28,500,000.00
                                                                 ---------------
        INVESTED AMOUNT                                          $300,000,000.00

             Class A Adjusted Invested Amount                    $246,000,000.00
             Class B Adjusted Invested Amount                     $25,500,000.00
             Class C Adjusted Invested Amount                     $28,500,000.00
                                                                 ---------------
        ADJUSTED INVESTED AMOUNT                                 $300,000,000.00

        PREFUNDED AMOUNT                                                   $0.00

        FLOATING ALLOCATION PERCENTAGE                                    10.88%
        PRINCIPAL ALLOCATION PERCENTAGE                                   10.88%

             Class A Principal Allocation Percentage                      82.00%
             Class B Principal Allocation Percentage                       8.50%
             Class C Principal Allocation Percentage                       9.50%

        COLLECTIONS OF PRINCIPAL RECEIVABLES
        DURING THE MONTHLY PERIOD ALLOCATED
        TO SERIES 1996-C                                         $35,023,538.06

        COLLECTIONS OF FINANCE CHARGE RECEIVABLES
        DURING THE MONTHLY PERIOD ALLOCATED TO
        SERIES 1996-C                                             $4,722,389.23

        MONTHLY SERVICING FEE                                       $375,000.00

        INVESTOR DEFAULT AMOUNT                                   $2,100,179.32

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Dec-2001                                1996-C                            Page 3


        CLASS A AVAILABLE FUNDS
        -----------------------

        CLASS A FLOATING ALLOCATION PERCENTAGE                            82.00%

             Class A Finance Charge Collections                   $4,179,859.16
             Other Amounts                                                $0.00

        TOTAL CLASS A AVAILABLE FUNDS                             $4,179,859.16

             Class A Monthly Interest                               $403,394.01
             Class A Servicing Fee                                  $307,500.00
             Class A Investor Default Amount                      $1,722,147.04

        TOTAL CLASS A EXCESS SPREAD                               $1,746,818.11

        CLASS A REQUIRED AMOUNT                                           $0.00

        CLASS B AVAILABLE FUNDS
        -----------------------

        CLASS B FLOATING ALLOCATION PERCENTAGE                             8.50%

             Class B Finance Charge Collections                     $433,278.09
             Other Amounts                                                $0.00

        TOTAL CLASS B AVAILABLE FUNDS                               $433,278.09

             Class B Monthly Interest                                $46,642.52
             Class B Servicing Fee                                   $31,875.00

        TOTAL CLASS B EXCESS SPREAD                                 $354,760.57
        CLASS B INVESTOR DEFAULT AMOUNT                             $178,515.24
        CLASS B REQUIRED AMOUNT                                     $178,515.24

        CLASS C FLOATING ALLOCATION PERCENTAGE                             9.50%

        CLASS C MONTHLY SERVICING FEE                                $35,625.00

Dec-2001                             1996-C                               Page 4


      EXCESS SPREAD
      -------------

      TOTAL EXCESS SPREAD                                         $2,550,205.66

           Excess Spread Applied to Class A Required Amount               $0.00

           Excess Spread Applied to Class A Investor Charge Offs          $0.00

           Excess Spread Applied to Class B Required Amount         $178,515.24

           Excess Spread Applied to Reductions of Class B
           Invested Amount                                                $0.00

           Excess Spread Applied to Class C Required Amount         $264,847.96

           Excess Spread Applied to Reductions of Class C
           Invested Amount                                                $0.00

           Excess Spread Applied to Monthly Cash Collateral Fee      $62,500.00

           Excess Spread Applied to Cash Collateral Account               $0.00

           Excess Spread Applied to Spread Account                        $0.00

           Excess Spread Applied to Reserve Account                       $0.00

           Excess Spread Applied to other amounts owed to
           Cash Collateral Depositor                                      $0.00

           Excess Spread Applied to other amounts owed to
           Spread Account Residual Interest Holders                       $0.00

      TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE FOR
      GROUP I                                                     $2,044,342.46

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Dec-2001                               1996-C                             Page 5


     EXCESS FINANCE CHARGE COLLECTIONS -- GROUP I
     --------------------------------------------

     TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL SERIES
     IN GROUP I                                                 $12,971,293.74

     SERIES 1996-C EXCESS FINANCE CHARGE COLLECTIONS
     -----------------------------------------------

     EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO
     SERIES 1996-C                                                       $0.00

         Excess Finance Charge Collections applied to

         Class A Required Amount                                         $0.00

         Excess Finance Charge Collections applied to

         Class A Investor Charge Offs                                    $0.00

         Excess Finance Charge Collections applied to

         Class B Required Amount                                         $0.00

         Excess Finance Charge Collections applied to

         Reductions of Class B Invested Amount                           $0.00

         Excess Finance Charge Collections applied to

         Class C Required Amount                                         $0.00

         Excess Finance Charge Collections applied to

         Reductions of Class C Invested Amount                           $0.00

         Excess Finance Charge Collections applied to

         Monthly Cash Collateral Fee                                     $0.00

         Excess Finance Charge Collections applied to

         other amounts owed Cash Collateral Depositor                    $0.00

         Excess Finance Charge Collections applied to
         other amounts owed to Spread Account
         Residual Interest Holders                                       $0.00

     YIELD AND BASE RATE
     -------------------

         Base Rate (Current Month)                                       4.13%
         Base Rate (Prior Month)                                         4.32%
         Base Rate (Two Months Ago)                                      4.76%
                                                                        --------
     THREE MONTH AVERAGE BASE RATE                                       4.40%

         Portfolio Yield (Current Month)                                11.99%
         Portfolio Yield (Prior Month)                                  12.87%
         Portfolio Yield (Two Months Ago)                               12.69%
                                                                        --------
     THREE MONTH AVERAGE PORTFOLIO YIELD                                12.52%

Dec-2001                             1996-C                               Page 6

     PRINCIPAL COLLECTIONS
     ---------------------

     TOTAL PRINCIPAL COLLECTIONS                                $35,023,538.06

     INVESTOR DEFAULT AMOUNT                                     $2,100,179.32

     REALLOCATED PRINCIPAL COLLECTIONS
         Allocable to Class C Interests                                  $0.00
         Allocable to Class B Certficates                                $0.00

     SHARED PRINCIPAL COLLECTIONS ALLOCABLE
     FROM OTHER SERIES                                                    0.00

     CLASS A SCHEDULED ACCUMULATION --
         Controlled Accumulation Amount                                  $0.00
         Deficit Controlled Accumulation Amount                          $0.00
     CONTROLLED DEPOSIT AMOUNT                                           $0.00

     CLASS B SCHEDULED ACCUMULATION --
         Controlled Accumulation Amount                                  $0.00
         Deficit Controlled Accumulation Amount                          $0.00
     CONTROLLED DEPOSIT AMOUNT                                           $0.00

     EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR
     PRINCIPAL SHARING                                          $37,123,717.38

     INVESTOR CHARGE OFFS
     --------------------

     CLASS A INVESTOR CHARGE OFFS                                        $0.00
     CLASS B INVESTOR CHARGE OFFS                                        $0.00
     CLASS C INVESTOR CHARGE OFFS                                        $0.00

     PREVIOUS CLASS A CHARGE OFFS REIMBURSED                             $0.00
     PREVIOUS CLASS B REDUCTIONS REIMBURSED                              $0.00
     PREVIOUS CLASS C REDUCTIONS REIMBURSED                              $0.00

     CASH COLLATERAL ACCOUNT
         Required Cash Collateral Amount                         $9,000,000.00
         Available Cash Collateral Amount                        $9,000,000.00

     TOTAL DRAW AMOUNT                                                   $0.00
     CASH COLLATERAL ACCOUNT SURPLUS                                     $0.00


                                         First USA Bank, National Association
                                         as Servicer

                                         By:    /s/ Tracie Klein
                                                --------------------------------
                                                Tracie H. Klein
                                                First Vice President